COLLABORATION AGREEMENT	12 Months Ended
Dec. 31, 2021
Collaborative Arrangement Disclosure [Abstract]
COLLABORATION AGREEMENT

9. COLLABORATION AGREEMENT

On April 6, 2021, Tower 3 entered into a Collaboration Agreement with Commerk S.A.S. ("Commerk") to operate collaboratively on the development, construction and operation of telecommunication tower projects in Colombia ("Projects"). Tower 3 and Commerk each have equal voting rights and ownership to 50% of all assets, liabilities, revenues and expenses relating to Projects operated under the Collaboration Agreement. The term of the Collaboration Agreement is for seven years, with automatic successive renewal terms of additional seven-year periods, provided that neither of the parties has expressed its intention to terminate the agreement at least thirty calendar days prior to the expiration of the initial or extended term.

Pursuant to the Collaboration Agreement, Commerk will provide equity contributions towards the tower projects that will be entrusted to Tower 3. The contributions will be handed over monthly after submitting evidence of the telecommunication towers placed in service during the preceding month and the amount shall be determined based on the cash flow associated to the towers in service during the month. The equity contributions provided by Commerk accrue interest at a rate of 6.2% per annum and will accrue from the date contribution is received by Tower 3.

As at December 31, 2021, the outstanding balance of equity contributions is $3,820,652 (COP $12,039,984,363) (2020 - $nil) and is included in loans payable (Note 18). During the year ended December 31, 2021, the Company accrued interest on the equity contributions of $329,800 (COP $1,039,294,905) (2020 - $nil).